[FRONT COVER]


[OppenheimerFunds Logo]             OPPENHEIMER
                                    PENNSYLVANIA
                                    MUNICIPAL FUND







Tax-Free Income for Pennsylvania Investors


[ARTWORK: Map of Pennsylvania]

[LOGO: Oppenheimer Pennsylvania Municipal Fund]
                                   OPPENHEIMER
                                  Pennsylvania
                                 MUNICIPAL FUND


ANNUAL REPORT
July 31, 1999


[LOGO: OppenheimerFunds(R)]
OppenheimerFunds(R)
THE RIGHT WAY TO INVEST

[LOGO: Oppenheimer Pennsylvania Municipal Fund]
                                   OPPENHEIMER
                                  Pennsylvania
                                 MUNICIPAL FUND


Changes underway at Oppenheimer Pennsylvania Municipal Fund should bring a breath of fresh air to the Keystone state. Tanner and Fielding's records with their New York funds - both of which are among the best in their respective groups - suggest that this offering will have a promising future.

                                    Morningstar's Oppenheimer
                                    Pennsylvania Municipal Fund Analysis
                                    April 8, 1999

                                    Morningstar, Inc. is a nationally recognized mutual fund rating service.

Dear Shareholder,

[PHOTO: Bridget A. Macaskill]  Bridget A. Macaskill
                               President
                               Oppenheimer
                               Pennsylvania
                               Municipal Fund

     In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.
     On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.
     The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflation pressures, the Federal Reserve Board increased short-term interest rates this past summer.
     Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed-income investors became increasingly concerned about the effects of rising interest rates.
     In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented, mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as the Standard & Poor's 500.
     At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.
     One recent development is quite troublesome to us, however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing; it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.
     Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industry-wide tests. We intend to continue re-testing our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
August 20, 1999

                    1 Oppenheimer Pennsylvania Municipal Fund

[LOGO: Rochester Fund Municipals Limited Term New York Municipal Fund]
                            Rochester Fund Municipals
                      Limited Term New York Municipal Fund


[LOGO: Oppenheimer Pennsylvania Municipal Fund
                                   OPPENHEIMER
                                  Pennsylvania
                                 MUNICIPAL FUND


The Rochester Way

OppenheimerFunds, Inc. has operated as an investment advisor since 1959. As of

July 31, 1999, OppenheimerFunds, Inc. (including subsidiaries) manages assets of more than $100 billion, including investment companies with more than 4 million shareholder accounts and private accounts.

     The Rochester Division of OppenheimerFunds, Inc., located in Rochester, New

York, is dedicated to the investment management and distribution of regional municipal bond funds. These Funds -- Rochester Fund Municipals, the Limited Term

New York Municipal Fund, and, as of January 1, 1999, the Oppenheimer

Pennsylvania Municipal Fund -- pursue an investment approach that is intentionally limited to specific sectors and regions of the municipal market.(1)

     Refined since the inception of Rochester Fund Municipals in May of 1986,

the unique investment approach of these Funds has proven to be beneficial. By conducting intensive research within the universe of either New York or

Pennsylvania municipal bonds, the portfolio management team has been able to apply unique strategies relating to the municipal bond market.





1. The Oppenheimer Pennsylvania Municipal Fund is not available in all states. Please consult your financial advisor for more details.

                    2 Oppenheimer Pennsylvania Municipal Fund

              Why Now Is a Good Time for Taxable Equivalent Yield


As of July 31, 1999, the opinion of many municipal bond fund managers -- including us -- is that municipal bonds are "cheap to Treasuries." And, while that may be a convoluted turn of phrase, it means good news to municipal bond and bond fund investors as they ponder investment outcomes during the coming year.
     During the later months of last year and into 1999, demand for municipal bonds did not keep pace with the demand for U.S. Treasury bonds, as global investors sought guaranteed investment returns secure from growing international instabilities. This demand served to make Treasuries 'rich,' narrowing the spread, or difference, between their yields and the yields on municipal bonds of comparative maturities.
     Consider this example: On July 31, 1999, AAA rated 30-year Pennsylvania municipal bonds yielded 5.7%, while the 30-year Treasury yielded 6.1%. But, while the highest rated municipal bond yields only 93% of its comparative Treasury, this is before any tax implications. And while the income from either investment is exempt from state and local taxes, the municipal bond's income is also exempt from federal taxes.
     Which means that, on a pre-tax basis, the taxable equivalent yield on such a hypothetical municipal bond investment would jump to 9.7% for investors in the highest possible tax bracket.(1)
     Municipal bonds aren't typically this cheap relative to Treasuries, as the spread between the two yields tends to be considerably wider, because both investors and issuers of municipal debt recognize the significance of taxable equivalent yields.
     To help you appreciate the significance, refer to the chart below. It will help you determine what you would need to earn from a taxable investment to match the hypothetical tax-free yields shown. (The specific yields depicted are not intended to be representative of any mutual fund, and are shown for illustrative purposes only.)


1. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed.


[START: Tabular Representation of Bar Graph]

Yield Percentage Comparison
as of 7/31/99

5.7%                  6.1%                  9.7%
30-Year               30-Year               Taxable
Pennsylvania          Treasury              Equivalent
Bond Yield            Yield                 Yield

[END: Tabular Representation of Bar Graph]

Data Source: Bloomberg Business News. Taxable Equivalent Yield assumes the maximum combined federal and Pennsylvania income tax bracket. All figures are calculated as of 7/31/99.


Tax Exempt vs. Taxable Yields

---------------------------------------------------------------------------------------------------------------------------

                                               Effective                               Effective
                                            Tax Bracket for    Taxable Rate Needed  Tax Bracket for   Taxable Rate Needed
                                              Pennsylvania       to Equal Current     Philadelphia      to Equal Current
1999 Taxable Income                             Residents          Tax-Free Rate        Residents         Tax-Free Rate
---------------------------------------------------------------------------------------------------------------------------
Single Return         Joint Return                                  5.0%    5.5%                            5.0%       5.5%
---------------------------------------------------------------------------------------------------------------------------
$0 - $25,750          $0 - $43,050                17.4%             6.0%    6.7%          21.3%             6.4%       6.9%
$25,751 - $62,450     $43,051 - $104,050          30.0%             7.1%    7.9%          33.3%             7.5%       8.2%
$62,451 - $130,250    $104,051 - $158,550         32.9%             7.5%    8.2%          36.1%             7.8%       8.6%
$130,251 - $283,150   $158,551 - $283,150         37.8%             8.0%    8.8%          40.7%             8.4%       9.3%
over $283,150         over $283,150               41.3%             8.5%    9.4%          44.0%             8.9%       9.8%

---------------------------------------------------------------------------------------------------------------------------

The tax information and brackets listed above are believed to be current. The table assumes that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the alternative minimum tax and that state tax payments are fully deductible from federal tax payments. Your actual tax bracket will vary depending on your income, investments and deductions. You should consult your tax advisor regarding current tax legislation and how tax laws affect your own personal financial situation.

                    3 Oppenheimer Pennsylvania Municipal Fund

[PHOTO: Portfolio Management]

Portfolio Management (l to r)

Anthony A. Tanner, CFA
Vice President and Portfolio
Manager, Rochester Division

Ronald H. Fielding, CFA
Senior Vice President, Portfolio
Manager and Chief Strategist,
Rochester Division




August 31, 1999

Dear Shareholders:

We are pleased to provide shareholders of Oppenheimer Pennsylvania Municipal Fund with the Fund's 1999 Annual Report -- our first such document since assuming management of the Fund seven months ago -- January 4, 1999.
     During this brief period, investors should have noticed an increase in the monthly dividend for the Fund beginning with the June payout. For example, Class A shareholders received a $0.002 per share increase in the monthly dividend, from $0.049/share to $0.051/share, and other share classes had proportional increases. (See your statement for details.)
     At fiscal year end, the Fund provided Class A shareholders with a 30-day SEC Yield of 5.10%, the highest tax-free yield available in a Pennsylvania municipal bond fund, according to Lipper Analytical Services, Inc.1 Lipper's ranking of this yield compared to 62 funds is impressive, as we recognize the importance of tax-free income to our investors. Our distribution yield, the yield reflective of the Fund's dividend payout rate, as of July 31, 1999 is 5.05%. For Pennsylvania taxpayers reporting more than $104,050 on joint returns ($62,450 for single filers) this yield is equal to at least 7.56% on a taxable investment. And Philadelphia or Pittsburgh residents benefit even more. (See the information regarding taxable equivalent yields enclosed within this report.) Clearly, the Oppenheimer Pennsylvania Municipal Fund continues to offer superior value to tax-weary Pennsylvanians.
     We are also pleased to report another increase in the dividend, increasing the monthly Class A share payout $0.003 per share, effective with the September 1999 distribution. (Please note your September statement for details, including the proportional increase on Class B and Class C shares.)



                    4 Oppenheimer Pennsylvania Municipal Fund

                         [Highway Map of Pennsylvania]

     The objective of the Fund, as stated in the Prospectus, is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is consistent with the preservation of capital. Most investors recognize that the greatest advantage of mutual fund investing is professional management: the devotion of an investment team to broadly diversify the fund's portfolio, continually review each holding and analyze new issues. All to reduce the potential impact of adversity and create an investment with the potential to earn high yields.
     Here in Rochester, we believe that the strengths of our portfolio management style go even further. In addition to reviewing the broad spectrum of Pennsylvania municipal issues generally available, the Oppenheimer Pennsylvania Municipal Fund pursues special situations that are often overlooked by the market in general. When properly investigated, selected for their potential and folded into the portfolio, these issues not only broaden diversity but have the potential to increase the Fund's yield as well.
     We also look to small issues to provide the Fund with significant yield contributions. Small issues are typically less liquid than equivalent-quality large issues but we look to include bonds of smaller issuers, many from outside of the Philadelphia and Pittsburgh areas, because they typically provide higher yields than equivalent-quality large credits.
     Smaller issuers are also receptive to our preference for graduated payment of principal; creating a "sinking fund" payment schedule. This enables us to accelerate the debt schedule, thereby increasing the return on investment and reducing the duration of the loan.
     We also believe that careful credit research on unrated issues can be very rewarding. Unrated bonds generally involve greater risk than bonds in higher-rated categories as determined by S&P or Moody's rating services. However, some issuers are highly creditworthy, intentionally opting to forego the expense of obtaining a credit rating. We analyze these unrated issues to determine the true risks weighed against their yield, in hopes of providing shareholders with a favorable risk-reward trade-off.
     Our commitment to internal investment research also enables us to focus our attention on premium callable bonds, delving beyond the call date and analyzing the bond's structure and covenants. This helps us to isolate characteristics that indicate whether the issue may go uncalled long after a stated call date, providing above-market yields and very low price volatility.
     And we "scavenger hunt" in the secondary markets, seeking to purchase bonds in small quantities -- below $100,000 -- that may add incrementally small but eventually significant yield to the portfolio.
     Evaluating and negotiating these unique opportunities takes time and effort, but we believe that if you are paying for portfolio management, you should demand and receive the extra effort and resourcefulness necessary to enhance the portfolio.
     All in all, we believe it has been a good year for our shareholders. Despite recent increases in interest rates and perceived inflationary pressures, we believe the Oppenheimer Pennsylvania Municipal Fund is a solid, well-balanced municipal securities portfolio.
     We will continue to adhere to the Fund's goal of offering long-term investors high tax-free yields, and look forward to reporting on the Fund's progress in the coming quarters. In the meantime, please learn more about the specifics of your Fund's performance and our perspective on current market conditions by reading the "Manager's Discussion and Analysis" section immediately following this letter.

     Thank you.

     /s/ Anthony A. Tanner, CFA

     Anthony A. Tanner, CFA

     /s/ Ronald H. Fielding, CFA

     Ronald H. Fielding, CFA


1. According to Lipper Analytical Services, Inc., an independent mutual fund monitoring service. Oppenheimer Pennsylvania Municipal Fund is categorized by Lipper as a Pennsylvania Municipal Debt Fund. The Fund's Class A Total Returns are ranked 16th for 1-year and 23rd for 5-year performance out of 62 and 47 Pennsylvania Municipal Debt Funds, respectively. Lipper performance does not take sales charges into consideration and assumes the reinvestment of dividends and capital gains distributions. Sales charges, if included, would affect results. Past performance is not predictive of future results.


                    5 Oppenheimer Pennsylvania Municipal Fund

Management
Discussion &
Analysis


The primary goal of Oppenheimer Pennsylvania Municipal Fund is to earn a high level of income exempt from federal, Pennsylvania State and applicable local personal income tax for its investors, and the Fund continued to accomplish that goal throughout the year.(1)
     The Fund's Class A shares provided an annualized tax-free dividend yield of 5.05% (computed without sales charges) as of July 31, 1999. This is the equivalent of 7.52% in taxable yield for a Pennsylvania taxpayer in the 32.9% combined Pennsylvania State and federal tax bracket. For taxpayers subject to higher federal tax rates, or additional local income taxes, the equivalent yield would make your Fund investment even more attractive.
     Please note the chart indicating the 1999 fiscal year dividend history for the Fund. While we attempt to keep the monthly dividend as high and consistent as is prudent, dividend adjustments are made periodically.(2) The Fund's policy of seeking to maintain a steady dividend for its Class A shares did not materially affect portfolio strategies during its last fiscal year.
     During the past twelve months, investors learned the power behind the nuances of interest rates. Under the leadership of Chairman Alan Greenspan, the Federal Reserve raised the target on "Fed Funds" (the overnight borrowing rate between banks) by 0.25% on June 30, and again on August 24. Both increases were widely anticipated: in fact, long-term bond yields generally moved lower immediately after these announcements. However, investors should remember that these increases only partially offset the three distinct 0.25% decreases which occurred in the last quarter of 1998.
     U.S. Treasury securities rose in the second half of 1998, only to lose these gains during the first half of 1999 as investor confidence returned to bolster the equity markets. During this same period, long-term bond prices fluctuated widely and municipal bonds experienced considerably less volatility. And, with the yield on long-term municipal issues at approximately 93% of comparable Treasuries, before consideration of the exemption from federal income tax, municipal bonds continued to be attractive for buyers. (Please see the discussion on page 3 for more details.)
     The Pennsylvania economy remained healthy through this reporting period, and the state continued to maintain an AA credit rating. Pennsylvania municipal bonds were also less volatile than other fixed income securities, including Treasury issues, during the period.
     During 1998, the Fund took advantage of existing market conditions by increasing the number of high quality credits in the portfolio. This period also saw a decrease in the number of new issues and, accordingly, the Fund added bonds as undervalued situations presented themselves. The global financial crisis at the end of 1998 was a driving force for a "flight to safety" in U.S. Treasury instruments, creating some unusually attractive opportunities in municipal bond markets.


[PHOTO: Rochester Funds Investment Team]

Rochester Funds Investment Team (l to r)
Ronald H. Fielding, CFA
Senior Vice President, Portfolio Manager and Chief Strategist,
Rochester Division
Founded the Rochester Funds Investment Team in May 1983

Anthony A. Tanner, CFA
Vice President and Portfolio Manager, Rochester Division
Joined the Rochester Funds Investment Team in June 1991

Daniel G. Loughran, CFA
Vice President and Senior Research Analyst, Rochester Division
Joined the Rochester Funds Investment Team in October 1994

Richard A. Stein, CFA
Vice President - Credit Analysis, Rochester Division
Joined the Rochester Funds Investment Team in May 1993

James E. Bragg
Credit Analyst, Rochester Division
Joined the Rochester Funds Investment Team in June 1999

Christopher D. Weiler
Credit Analyst, Rochester Division
Joined the Rochester Funds in January 1999


     Through July 31, 1999, the Pennsylvania municipal bond market continued to produce fewer new large issues than in past years. While this impacted the general municipal bond market, affecting the availability of more popular municipal bonds for all investors, such demand created buying opportunities in both the primary and secondary markets for smaller, less-popular issues -- precisely the types of holdings we use to better diversify the portfolio
     As a matter of management style in virtually any economic environment, we seek to diversify the Fund's portfolio in an effort to minimize the potential impact of adversity in any one particular market sector, region, maturity or credit. Owing to the recent conditions of the Pennsylvania municipal bond market, our successful effort to diversify the portfolio has more than doubled the number of individual holdings: from 48 issues to 101 during this report period.
     Diversification helps to minimize risk, but we also relied heavily on our internal research capabilities to identify appropriate sectors and individual issues. During 1999, opportunities in the long-term adult care sector, as well as the economic development sector, were specifically identified.
     For example, we added a bond issue for the Temple Continuing Care Center to take advantage of strong demographic trends in Pennsylvania that make long-term adult care facilities an attractive




                    6 Oppenheimer Pennsylvania Municipal Fund

-----------------------------------------------------------------------

                                  Total Return
                                 (as of 6/30/99)

                               Cumulative               Average Annual
                            NAV           MOP           NAV        MOP
-----------------------------------------------------------------------
A Shares
1-Year                      1.87%        -2.97%        1.87%     -2.97%
5-Year                     36.54%        30.05%        6.43%      5.39%
Life (9/18/89)             90.03%        81.02%        6.78%      6.25%

B Shares
1-Year                      1.02%        -3.83%        1.02%     -3.83%
5-Year                     31.37%        29.37%        5.61%      5.28%
Life (5/3/93)              30.29%        30.29%        4.39%      4.39%

C Shares
1-Year                      1.10%         0.13%        1.10%      0.13%
Life (8/29/95)             21.16%        21.16%        5.13%      5.13%

-----------------------------------------------------------------------


     Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. MOP stands for Maximum Offering Price, and calculations for Class A returns at MOP include the 4.75% maximum initial sales charge. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class C returns for the one-year period include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.
     The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com


------------------------------------------------------------------------

                          Dividend Distributions
                             8/31/98 - 7/31/99

Dividend per Share
------------------------------------------------------------------------
       Month                Class A          Class B            Class C
------------------------------------------------------------------------
      August               5.1 cents        4.4 cents          4.4 cents
     September             4.9 cents        4.1 cents          4.1 cents
      October              4.9 cents        4.1 cents          4.1 cents
     November              4.9 cents        4.1 cents          4.1 cents
     December              4.9 cents        4.1 cents          4.1 cents
      January              4.9 cents        4.1 cents          4.1 cents
     February              4.9 cents        4.1 cents          4.1 cents
       March               4.9 cents        4.2 cents          4.2 cents
       April               4.9 cents        4.1 cents          4.1 cents
        May                4.9 cents        4.2 cents          4.2 cents
       June                5.1 cents        4.3 cents          4.3 cents
       July                5.1 cents        4.3 cents          4.3 cents

------------------------------------------------------------------------

     Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

------------------------------------------------------------

                              Yields
                  For the 30 days ended 7/31/99

------------------------------------------------------------
                         Dividend Yield         Standardized
                         At NAV       At MOP        Yield
Class A                   5.05%        4.81%         5.10%
Class B                   4.27%        4.27%         4.59%
Class C                   4.28%        4.28%         4.59%

------------------------------------------------------------

     Dividend yield at MOP (based on last distribution) and standardized yield (based on net investment income for the 30-day period ended 7/31/99) are annualized and divided by period-end offering price. Dividend yield at NAV does not include sales charges. Falling share prices may artificially increase yields.



long-term investment. Pennsylvania is now the second most "graying" state (after Florida); people age eighty and over are the fastest growing segment of the population. Estimates show that fully half of this group will need long-term care in the years to come. With the financing assistance of municipal bonds, new facilities of varying service levels are being built to offer Pennsylvania's senior citizens increased living and care options in the coming years. Given such a market demand, we consider this particular sector to be very promising in the coming years.
     As indicated, the State of Pennsylvania is benefiting from strong economic activity. To share in its growth, we have increased our investment in Pennsylvania Economic Development Authority (National Gypsum) bonds in the last six months, making this the Fund's largest holding. This issue financed construction of National Gypsum's new manufacturing facility in Shippingport. The facility, scheduled to begin operating in the fourth quarter of 1999, is expected to begin operating at 100% of capacity -- and will create approximately 100 new jobs.
     Naturally, as we uncover new opportunities, the Fund's portfolio holdings and allocations are subject to change, and maintaining a well balanced portfolio also requires divesting from issues that no longer provide the risk-reward characteristics we feel necessary to benefit our shareholders. As such, we reduced our investments in insured issues, escrow-to-maturity bonds and zero-coupon bonds. However, as issues were traded, the Fund remained fully invested throughout the year.


1. A portion of the Fund's income distributions may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alternative minimum tax, a portion of the Fund's distributions may increase that tax.
2.The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend rate at any time without prior notice to shareholders. Additionally, the amount of those dividends and the dividends paid on Class B and Class C shares may vary over time, depending upon market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or distributions. Please refer to the table for the Fund's standardized performance figures.

                    7 Oppenheimer Pennsylvania Municipal Fund

Financial
Report
=============

Comparing the Fund's Performance to the Market
     The graphs on this page detail the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 1999. In the case of Class A shares, performance is measured from inception on September 18, 1989. In the case of Class B and Class C shares, performance is measured from inception of each Class on May 3, 1993 and August 29, 1995, respectively. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions, if any, were reinvested in additional shares. Also note that in 1996 the Fund changed its fiscal year end from December 31 to July 31.
     The Fund's triple tax-free performance is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market exempt from federal tax but generally not state or local income taxes. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.
     The performance of the Fund is also compared to the Consumer Price index, a non-securities index which measures changes in the inflation rate and the Lipper Pennsylvania Muni Index. The Lipper Pennsylvania Muni Index includes funds which invest primarily in securities exempt from Pennsylvania state income taxes, without considering sales charges; it is an unmanaged index and also cannot be purchased directly by investors. Index performance information for Class A, B and C shares began on 9/30/89, 4/30/93 and 8/31/95, respectively.

Comparison of Change in Value of $10,000 Hypothetical Investments in Oppenheimer Pennsylvania Municipal Fund, the Lehman Brothers Municipal Bond Index, the Lipper Pennsylvania Municipal Debt Fund Average, and the Consumer Price Index.



[START: Tabular Representation of Mountain Chart]


               Oppenheimer Pennsylvania      Lehman Brothers          Lipper Pennsylvania
Date           Municipal Fund                Municipal Bond Index     Municipal Debt Average             Consumer Price Index
09/18/89  Yrs.  9525                         10000*                   10000                              10000
12/31/89        9835                         10384                    10328                              10088
12/31/90       10425                         11140                    10915                              10704
12/31/91       11623                         12493                    12248                              11032
12/31/92       12557                         13594                    13395                              11352
12/31/93       14203                         15264                    15060                              11664
12/31/94       13113                         14475                    14075                              11976
12/31/95       15334                         17002                    16450                              12280
07/31/96 (1)   15402                         17079                    16419                              12560
07/31/97       16892                         18830                    17996                              12840
07/31/98       17735                         19959                    18946                              13056
07/31/99  9.87 18092                         20533                    19214                              13336

[END: Tabular Representation of Mountain Chart]


Class A Shares
--------------
Average Annual Total Return of the Fund at 7/31/99
1 Year  -2.84%     5 Year  4.94%     Life of Class 6.19%


[START: Tabular Representation of Mountain Chart]


               Oppenheimer Pennsylvania      Lehman Brothers          Lipper Pennsylvania
Date           Municipal Fund                Municipal Bond Index     Municipal Debt Average             Consumer Price Index
05/03/93  Yrs. 10000                         10000*                   10000                              10000
12/31/93       10659                         10718                    10725                              10125
12/31/94        9771                         10164                    10024                              10396
12/31/95       11342                         11938                    11716                              10660
07/31/96 (1)   11341                         11993                    11694                              10903
07/31/97       12345                         13222                    12817                              11146
07/31/98       12865                         14015                    13493                              11333
07/31/99  6.25 13014                         14418                    13684                              11576

[END: Tabular Representation of Mountain Chart]



Class B Shares
--------------
Average Annual Total Return of the Fund at 7/31/99
1 Year  -3.70%     5 Year  4.82%     Life of Class  4.31%


[START: Tabular Representation of Mountain Chart]

               Oppenheimer Pennsylvania      Lehman Brothers          Lipper Pennsylvania
Date           Municipal Fund                Municipal Bond Index     Municipal Debt Average             Consumer Price Index
08/29/95  Yrs. 10000                         10000*                   10000                              10000
12/31/95       10555                         10479                    10523                              10039
07/31/96 (1)   10540                         10526                    10503                              10268
07/31/97       11470                         11605                    11512                              10497
07/31/98       11953                         12301                    12119                              10674
07/31/99  3.92 12101                         12655                    12291                              10903

[END: Tabular Representation of Mountain Chart]


Class C Shares
--------------
Average Annual Total Return of the Fund at 7/31/99
1 Year  0.27%     Life of Class  4.98%


(1) The Fund changed its fiscal year end from December 31 to July 31.

*A, B, & C index performance information began on 09/30/89, 04/30/93, and 08/31/95, respectively. Note: Index values use end-of-month values, and are available only in 1 month increments. In cases where a fund's inception date is between the 1st and the 15th, the prior month-end index value will be used. When the fund's inception date falls between the 16th and the 31st of the month, the current month-end index value will be used.


   The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 9/30/89 for Class A, 4/30/93 for Class B, and 8/31/95 for Class
C. The average annual total returns for Class A shares are shown net of the applicable 4.75% maximum initial sales charge.
   Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total return for the one-year period is shown net of the applicable 5% contingent deferred sales charge.
   Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total return for the one-year period is shown net of the applicable 1% contingent deferred sales charge. Past performance is not predictive of future performance. Please note: graphs are not drawn to the same scale.


                    8 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  July 31, 1999
--------------------------------------------------------------------------------


                                                                         Ratings:
                                                                         Moody's/
                                                                         S&P/Fitch              Face             Market Value
                                                                         (Unaudited)            Amount           See Note 1
---------------------------------------------------------------------------------------------------------------------------
Municipal Bonds and Notes--100.6%
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania--91.3%
Allegheny Cnty., PA HDAU RRB, Allegheny Valley
HF Management Co., 7.375%, 8/1/04                                        NR/B                  $   20,000        $   20,000
---------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty., PA HDAU RRB, Allegheny Valley
HF Management Co., 7.50%, 8/1/13                                         Caa/B                    175,000           175,000
---------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty., PA HDAU RRB, Allegheny Valley Hospital,
7.75%, 8/1/20(1)                                                         Caa/B                    100,000           100,000
---------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty., PA HDAU RRB, Presbyterian University Health
System Center, Series B, MBIA Insured, 6%, 11/1/23                       Aaa/AAA                  500,000           516,625
---------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty., PA IDAU RRB, Environmental Improvements,
Series USX-A, 6.70%, 12/1/20                                             Baa2/BBB-                 25,000            26,641
---------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty., PA Residential FAU SFM RB, 5.625%, 11/1/23              Aaa/NR                    15,000            14,969
---------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty., PA Residential FAU SFM RRB, Series K, 7.75%, 12/1/22    Aaa/NR                    10,000            10,212
---------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty., PA Residential FAU SFM RRB, Series Y, 6.60%, 11/1/14    Aaa/NR                    25,000            26,167
---------------------------------------------------------------------------------------------------------------------------
Beaver Cnty., PA IDAU PC RB, J. Ray McDermott Project, 6.80%, 2/1/09     Baa3/BBB-                 65,000            65,077
---------------------------------------------------------------------------------------------------------------------------
Beaver Cnty., PA IDAU PC RB, St. Joe Minerals Corp. Project, 6%, 5/1/07  A2/A                      20,000            20,468
---------------------------------------------------------------------------------------------------------------------------
Beaver Cnty., PA IDAU PC RRB, Speciality Products Corp., 6.60%, 9/1/10   Aa3/NR                    50,000            50,085
---------------------------------------------------------------------------------------------------------------------------
Beaver Cnty., PA IDAU PC RRB, Toledo Edison Co. Project, 7.625%, 5/1/20  Ba1/BB+/BB               105,000           116,602
---------------------------------------------------------------------------------------------------------------------------
Beaver Cnty., PA IDAU PC RRB, Toledo Edison Project, 7.75%, 5/1/20       Ba1/BB+/BB                10,000            11,167
---------------------------------------------------------------------------------------------------------------------------
Beaver Cnty., PA IDAU PC RRB, Toledo Edison Project,
Series A, 7.75%, 5/1/20                                                  Ba1/BB+/BB             2,000,000         2,247,200
---------------------------------------------------------------------------------------------------------------------------
Berks Cnty., PA GOB, Prerefunded, FGIC Insured,
Inverse Floater, 8.68%, 11/10/20(2)                                      Aaa/AAA/AAA            1,000,000         1,168,750
---------------------------------------------------------------------------------------------------------------------------
Blair Cnty., PA HA RB, Altoona Hospital Project, AMBAC Insured,
Inverse Floater, 8.043%, 7/1/14(2)                                       Aaa/AAA/AAA              700,000           777,315
---------------------------------------------------------------------------------------------------------------------------
Bucks Cnty., PA IDAU RB, HCF-Chandler Hall, 6.30%, 5/1/29                NR/NR                  1,900,000         1,820,200
---------------------------------------------------------------------------------------------------------------------------
Cambria Cnty., PA IDAU PC RRB, Bethlehem Steel Corp. Project,
7.50%, 9/1/15                                                            NR/NR                    190,000           202,762
---------------------------------------------------------------------------------------------------------------------------
Chester Cnty., PA Education & HFAU College RRB, Immaculata
College, 5.625%, 10/15/27                                                NR/BBB-                1,750,000         1,669,080
---------------------------------------------------------------------------------------------------------------------------
Columbia Cnty., PA HA Healthcare RRB, Bloomsburg Hospital
Project, 5.90%, 6/1/29                                                   NR/BBB-                  370,000           353,024
---------------------------------------------------------------------------------------------------------------------------
Delaware Cnty., PA College Authority RRB, Neumann College,
Series A, 5.375%, 10/1/26                                                NR/BBB-                2,200,000         2,026,266
---------------------------------------------------------------------------------------------------------------------------
Delaware Cnty., PA University Authority RB, Villanova University,
MBIA Insured, 6.90%, 8/1/16                                              Aaa/AAA                1,000,000         1,052,390
---------------------------------------------------------------------------------------------------------------------------
Delaware Valley, PA Regional FAU RB, Series C, AMBAC Insured,
Inverse Floater, 7.719%, 8/1/18(2)                                       Aaa/AAA/AAA            1,250,000         1,300,000
---------------------------------------------------------------------------------------------------------------------------
East Whiteland, PA Municipal Authority RRB,
AMBAC Insured, 6.50%, 9/1/01                                             Aaa/AAA/AAA               50,000            50,111
---------------------------------------------------------------------------------------------------------------------------
Erie, PA Municipal Airport Authority General RB,
Series B, 5.875%, 7/1/16                                                 NR/BBB-                  245,000           240,485
---------------------------------------------------------------------------------------------------------------------------
Erie, PA SDI GORB, CAP, FSA Insured, Zero Coupon,
5.35%, 9/1/18(3)                                                         NR/AAA/AAA             2,780,000           967,023
---------------------------------------------------------------------------------------------------------------------------
Lancaster Cnty., PA HA RB, St. Anne's Home Health Center,
6.625%, 4/1/28(4)                                                        NR/NR                    300,000           295,611
---------------------------------------------------------------------------------------------------------------------------

                    9 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                         Ratings:
                                                                         Moody's/
                                                                         S&P/Fitch              Face             Market Value
                                                                         (Unaudited)            Amount           See Note 1
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania  (continued)
Langhorne, PA St. Mary HA RRB, Franciscan Health Project,
Series B, BIG Insured, 7%, 7/1/14                                        Aaa/AAA/AAA           $  500,000        $  511,235
---------------------------------------------------------------------------------------------------------------------------
Lehigh Cnty., PA GP RB, Lehigh Valley Hospital, Inc.,
Series A, MBIA Insured, 7%, 7/1/16                                       Aaa/AAA                1,250,000         1,478,412
---------------------------------------------------------------------------------------------------------------------------
Lehigh Cnty., PA GP RRB, Bible Fellowship Project-A, 6%, 12/15/23        NR/NR                  1,000,000           952,050
---------------------------------------------------------------------------------------------------------------------------
Lehigh Cnty., PA GP RRB, Kidspeace Obligation Group, 6%, 11/1/23         NR/NR                  2,000,000         1,925,920
---------------------------------------------------------------------------------------------------------------------------
Luzerne Cnty., PA IDAU Export Facilities RRB, Pennsylvania
Gas & Water Co. Project, Series A, 7.20%, 10/1/17                        A3/A                      50,000            54,014
---------------------------------------------------------------------------------------------------------------------------
Monroeville, PA HA RRB, Forbes Health System, 6.25%, 10/1/15             Caa/B                  4,000,000         3,960,000
---------------------------------------------------------------------------------------------------------------------------
Monroeville, PA HA RRB, Forbes Health System, 7%, 10/1/03                Ba3/B                     55,000            55,000
---------------------------------------------------------------------------------------------------------------------------
Montgomery Cnty., PA Higher Education & Health Authority RB,
Temple Continuing Care Center, 6.75%, 7/1/29                             NR/NR                  3,500,000         3,420,655
---------------------------------------------------------------------------------------------------------------------------
Montgomery Cnty., PA IDAU PC PA Electric Co. RRB,
Series A, 7.60%, 4/1/21                                                  Baa1/A                    25,000            26,474
---------------------------------------------------------------------------------------------------------------------------
Montgomery Cnty., PA IDAU Retirement Community RRB,
Adult Communities Total Services, Series A, 5.875%, 11/15/22             NR/A-                    370,000           365,342
---------------------------------------------------------------------------------------------------------------------------
Montgomery Cnty., PA IDAU RRB, 7.50%, 1/1/12                             NR/A                     125,000           130,201
---------------------------------------------------------------------------------------------------------------------------
Northeastern PA Education & HA RRB, Kings College Project,
Series B, 6%, 7/15/18                                                    NR/BBB                    25,000            25,380
---------------------------------------------------------------------------------------------------------------------------
Northhampton Cnty., PA IDAU RRB, PC Bethlehem Steel,
7.55%, 6/1/17                                                            NR/NR                    385,000           411,700
---------------------------------------------------------------------------------------------------------------------------
PA EDFAU Facilities RB, National Gypsum Co.,
Series A, 6.25%, 11/1/27                                                 NR/NR                  2,000,000         1,997,660
---------------------------------------------------------------------------------------------------------------------------
PA EDFAU Facilities RB, National Gypsum Co.,
Series B, 6.125%, 11/2/27                                                NR/NR                  8,500,000         8,353,375
---------------------------------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Colver Project, Series D, 7.15%, 12/1/18                 NR/BBB-/BBB-           2,000,000         2,196,660
---------------------------------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Northampton Generating, Series A, 6.50%, 1/1/13          NR/BBB-/BBB-           1,450,000         1,513,133
---------------------------------------------------------------------------------------------------------------------------
PA EDFAU SWD RB, USD Corp. Project, 6%, 6/1/31                           Baa2/BBB+              2,000,000         1,988,560
---------------------------------------------------------------------------------------------------------------------------
PA EDFAU Wastewater Treatment RB, Sun Co., Inc., R & M Project,
Series A, 7.60%, 12/1/24                                                 Baa3/BBB               2,000,000         2,219,720
---------------------------------------------------------------------------------------------------------------------------
PA FAU RRB, Municipal Capital Improvements Program,
6.60%, 11/1/09                                                           NR/A                      25,000            27,028
---------------------------------------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B, AMBAC Insured,
Inverse Floater, 8.616%, 3/1/22(2)                                       Aaa/AAA/AAA            1,250,000         1,393,750
---------------------------------------------------------------------------------------------------------------------------
PA HEAU RB, Allegheny General Hospital, Series A, 7.25%, 9/1/17          Caa1/B                   100,000           100,000
---------------------------------------------------------------------------------------------------------------------------
PA HEFAU College & University RB, Geneva College, 5.375%, 4/1/23         NR/BBB-                1,800,000         1,649,052
---------------------------------------------------------------------------------------------------------------------------
PA HEFAU College & University RRB, Temple University,
7.40%, 10/1/10(1)                                                        NR/A                       5,000             5,063
---------------------------------------------------------------------------------------------------------------------------
PA HEFAU RB, Allegheny General Hospital,
Series A, 7.125%, 9/1/07(1)                                              Caa1/B                   460,000           460,000
---------------------------------------------------------------------------------------------------------------------------
PA HEFAU RB, Series 1, 5.75%, 4/1/31                                     Aaa/AAA                  200,000           201,998
---------------------------------------------------------------------------------------------------------------------------
PA HEFAU RRB, Dickinson College, 6%, 8/1/01                              NR/BBB+                  100,000           100,128
---------------------------------------------------------------------------------------------------------------------------
PA HEFAU RRB, Unrefunded Balance, Series A, MBIA Insured,
6.625%, 8/15/09                                                          Aaa/NR                   305,000           329,370
---------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, 6.75%, 10/1/14                                            Aa2/AA+                   15,000            16,010
---------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, 6.85%, 4/1/16                                             Aa2/AA+                  200,000           207,966


                   10 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                         Ratings:
                                                                         Moody's/
                                                                         S&P/Fitch              Face             Market Value
                                                                         (Unaudited)            Amount           See Note 1
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania  (continued)
PA HFA SFM RB, Inverse Floater, 10.167%, 10/3/23(2)                      Aa2/AA+               $1,000,000        $1,103,750
---------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 34B, 7%, 4/1/24                                    Aa2/AA+                1,010,000         1,042,209
---------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 40, 6.80%, 10/1/15                                 Aa2/AA+                2,000,000         2,130,680
---------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 40, 6.90%, 4/1/25                                  Aa2/AA+                   95,000           101,310
---------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 44C, 6.65%, 10/1/21                                Aa2/AA+                1,000,000         1,063,360
---------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 54A, 6.15%, 10/1/22                                Aa2/AA+                1,025,000         1,061,931
---------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 66A, 5.65%, 4/1/29                                 Aa2/AA+                1,000,000           989,970
---------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series Y, 7.45%, 4/1/16                                   Aa2/AA+                   95,000            97,183
---------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RRB, Series 1991-31A, 6.80%, 10/1/17                          Aa2/AA+                   60,000            62,188
---------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RRB, Series 33, 6.90%, 4/1/17                                 Aa2/AA+                   15,000            15,731
---------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RRB, Series 41B, 6.65%, 4/1/25                                Aa2/AA+                   10,000            10,577
---------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RRB, Series 46, 6.30%, 10/1/27                                Aa2/AA+                   20,000            20,839
---------------------------------------------------------------------------------------------------------------------------
PA HFA SFM RRB, Series 56A, 6.15%, 10/1/27                               Aa2/AA+                  100,000           103,752
---------------------------------------------------------------------------------------------------------------------------
PA TUCM RRB, Series L, AMBAC Insured, 6%, 6/1/15                         Aaa/AAA                   40,000            41,817
---------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Airport System RB, 6%, 6/15/15                          Aaa/AAA/AAA              100,000           103,444
---------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Gas Works RB, Series 15, MBIA Insured,
5.25%, 8/1/15                                                            Aaa/AAA                1,000,000           985,640
---------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital & HEFAU RB, Chestnut Hill College,
6%, 10/1/29                                                              NR/NR                  1,600,000         1,535,376
---------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital & HEFAU RB, Frankford Hospital,
Series A, 6%, 6/1/23                                                     A3/NR/A                   40,000            42,943
---------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital & HEFAU RRB, Jeanes Health System
Project, 6.60%, 7/1/10                                                   Baa3/BBB+              3,560,000         3,780,400
---------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital & HEFAU RRB, Jeanes Hospital Project,
5.875%, 7/1/17                                                           Baa3/BBB+              1,500,000         1,487,625
---------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospital & HEFAU RRB, Temple University Hospital,
Series A, 6.625%, 11/15/23                                               Baa1/BBB+              4,260,000         4,438,025
---------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU HCF RRB, Baptist Home of Philadelphia,
Series A, 5.60%, 11/15/28                                                NR/NR                  2,450,000         2,241,848
---------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU RB, First Mtg.-Crime Prevention Assn.,
6.125%, 4/1/19                                                           NR/NR                  1,550,000         1,514,366
---------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Redevelopment Authority Home Mtg. RB,
Series A, 10.25%, 6/1/17                                                 A1/A                      65,000            69,165
---------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Regional POAU Lease RB, MBIA Insured,
Inverse Floater, 8.50%, 9/1/20(2)                                        Aaa/AAA                2,100,000         2,352,000
---------------------------------------------------------------------------------------------------------------------------
Philadelphia, PA Water & Wastewater RB, FGIC Insured,
10%, 6/15/05                                                             Aaa/AAA/AAA            1,900,000         2,412,107
---------------------------------------------------------------------------------------------------------------------------
Pittsburgh, PA Urban Redevelopment Authority Mtg. RRB,
Series A, 6.05%, 10/1/26                                                 Aa2/A                     45,000            46,310
---------------------------------------------------------------------------------------------------------------------------
Pittsburgh, PA Urban Redevelopment Authority Mtg. RRB,
Series A, 6.20%, 10/1/21                                                 Aa2/AAA                  435,000           454,244
---------------------------------------------------------------------------------------------------------------------------
Pittsburgh, PA Urban Redevelopment Authority Mtg. RRB,
Series A, 6.25%, 10/1/28                                                 Aa2/AAA                1,070,000         1,118,846
---------------------------------------------------------------------------------------------------------------------------
Pittsburgh, PA Urban Redevelopment Authority Mtg. RRB,
Series C, 5.70%, 4/1/30                                                  Aa2/AAA                1,000,000           997,030
---------------------------------------------------------------------------------------------------------------------------
Pittsburgh, PA Urban Redevelopment Authority Mtg. RRB,
Series C, 5.95%, 10/1/29                                                 Aa2/AAA                2,600,000         2,673,658


                   11 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


                                                                         Ratings:
                                                                         Moody's/
                                                                         S&P/Fitch              Face             Market Value
                                                                         (Unaudited)            Amount           See Note 1
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania  (continued)
Pittsburgh, PA Water & Sewer Authority RRB, Escrowed to Maturity,
FGIC Insured, 7.25%, 9/1/14                                              Aaa/AAA/AAA           $1,200,000      $  1,414,764
---------------------------------------------------------------------------------------------------------------------------
Reading, PA Parking Authority CAP RB, MBIA Insured,
Zero Coupon, 5.70%, 11/15/15(3)                                          Aaa/AAA                2,345,000           970,384
---------------------------------------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB, Schuylkill Energy
Resources, Inc., 6.50%, 1/1/10(1)                                        NR/NR/BB+              4,065,000         4,123,130
---------------------------------------------------------------------------------------------------------------------------
Westmoreland Cnty., PA IDAU RRB, Redstone HCF, 5.85%, 11/15/29           NR/NR                  2,000,000         1,858,420
                                                                                                               ------------
                                                                                                                 93,864,108


---------------------------------------------------------------------------------------------------------------------------
U.S. Possessions--9.3%
PR CMWLTH GORB, MBIA Insured, Inverse Floater, 7.794%, 7/1/08(2)         Aaa/AAA                1,000,000         1,090,000
---------------------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series Y, 5%, 7/1/36                                  Baa1/A                 3,100,000         2,876,738
---------------------------------------------------------------------------------------------------------------------------
PR CMWLTH Penuelas Municipal Lease Purchase RB, 7.50%, 2/19/03           NR/NR                    662,285           679,154
---------------------------------------------------------------------------------------------------------------------------
PR Industrial Tourist Educational Medical & Environmental Control
Facilities RRB, San Lucas & Cristo Project, Series A, 5.75%, 6/1/29      NR/BBB                 2,000,000         1,926,740
---------------------------------------------------------------------------------------------------------------------------
PR Industrial Tourist Educational Medical & Environmental Control
Facilities RB, Polytechnic University Project, Series A, 6.50%, 8/1/24   NR/BBB-                  955,000         1,014,067
---------------------------------------------------------------------------------------------------------------------------
PR Industrial Tourist Educational Medical & Environmental Control
Facilities RB, Polytechnic University Project, Series A, 6.50%, 8/1/24   NR/BBB-                   15,000            15,000
---------------------------------------------------------------------------------------------------------------------------
PR POAU RB, American Airlines SPF Project, Series A, 6.25%, 6/1/26       Baa2/BBB-                675,000           709,027
---------------------------------------------------------------------------------------------------------------------------
PR Public Buildings Authority Guaranteed Public Education &
HF RRB, Series I, 6%, 7/1/12                                             Baa1/A                   175,000           175,308
---------------------------------------------------------------------------------------------------------------------------
Rio Grande, PR CMWLTH Municipal Lease Purchase
Agreement Bonds, 8%, 12/10/03                                            NR/NR                  1,071,767         1,109,279
                                                                                                               ------------
                                                                                                                  9,595,313


---------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $101,439,110)                                                     100.6%      103,459,421
---------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                (0.6)         (633,915)
                                                                                               ----------      ------------
Net Assets                                                                                          100.0%     $102,825,506
                                                                                               ==========      ============


To simplify the listings of securities, abbreviations are used per the table below:
CAP    -- Capital Appreciation                         HFA  -- Housing Finance Agency
CMWLTH -- Commonwealth                                 HFAU -- Health Facilities Authority
EDFAU  -- Economic Development Finance Authority       HTAU -- Highway & Transportation Authority
FAU    -- Finance Authority                            IDAU -- Industrial Development Authority
GOB    -- General Obligation Bonds                     PC   -- Pollution Control
GORB   -- General Obligation Refunding Bonds           POAU -- Port Authority
GP     -- General Purpose                              RB   -- Revenue Bonds
HA     -- Hospital Authority                           RR   -- Resource Recovery
HCF    -- Health Care Facilities                       RRB  -- Revenue Refunding Bonds
HDAU   -- Hospital Development Authority               SDI  -- School District
HEAA   -- Higher Education Assistance Agency           SFM  -- Single Family Mtg.
HEAU   -- Higher Education Authority                   SWD  -- Solid Waste Disposal
HEFAU  -- Higher Educational Facilities Authority      TUCM -- Turnpike Commission
HF     -- Health Facilities                            USD  -- Unified School District

1. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $9,185,565 or 8.93% of the Fund's net assets as of July 31, 1999.
3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
4. When-issued security to be delivered and settled after July 31, 1999.


                   12 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
As of July 31, 1999, securities subject to the alternative minimum tax amount to $33,694,527 or 32.77% of the Fund's net assets.

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                                                 Market Value               Percent
-----------------------------------------------------------------------------------------------------------
Hospital/Healthcare                                                      $ 19,622,344                  19.1%
-----------------------------------------------------------------------------------------------------------
Corporate Backed                                                           15,756,768                  15.2
-----------------------------------------------------------------------------------------------------------
Single Family Housing                                                      12,228,859                  11.8
-----------------------------------------------------------------------------------------------------------
Adult Living Facilities                                                    10,588,784                  10.2
-----------------------------------------------------------------------------------------------------------
Higher Education                                                           10,183,169                   9.8
-----------------------------------------------------------------------------------------------------------
Resource Recovery                                                           7,963,124                   7.7
-----------------------------------------------------------------------------------------------------------
Water Utilities                                                             3,930,997                   3.8
-----------------------------------------------------------------------------------------------------------
Not-for-Profit Organization                                                 3,805,627                   3.7
-----------------------------------------------------------------------------------------------------------
General Obligation                                                          3,225,773                   3.1
-----------------------------------------------------------------------------------------------------------
Highways                                                                    2,918,555                   2.8
-----------------------------------------------------------------------------------------------------------
Marine/Aviation Facilities                                                  2,695,929                   2.6
-----------------------------------------------------------------------------------------------------------
Pollution Control                                                           2,273,674                   2.2
-----------------------------------------------------------------------------------------------------------
Municipal Leases                                                            1,963,741                   1.9
-----------------------------------------------------------------------------------------------------------
Student Loans                                                               1,393,750                   1.3
-----------------------------------------------------------------------------------------------------------
Education                                                                   1,300,000                   1.3
-----------------------------------------------------------------------------------------------------------
Multi-Family Housing                                                        1,229,665                   1.2
-----------------------------------------------------------------------------------------------------------
Gas Utilities                                                                 985,640                   1.0
-----------------------------------------------------------------------------------------------------------
Parking Fee Revenue                                                           970,384                   0.9
-----------------------------------------------------------------------------------------------------------
Manufacturing, Durable Goods                                                  267,840                   0.3
-----------------------------------------------------------------------------------------------------------
Electric Utilities                                                            127,770                   0.1
-----------------------------------------------------------------------------------------------------------
Sales Tax                                                                      27,028                   0.0
                                                                         ------------                 -----
Total                                                                    $103,459,421                 100.0%
                                                                         ============                 =====


See accompanying Notes to Financial Statements.


                   13 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  July 31, 1999
--------------------------------------------------------------------------------





===============================================================================================================
Assets
Investments, at value (cost $101,439,110)--see accompanying statement                              $103,459,421
---------------------------------------------------------------------------------------------------------------
Cash                                                                                                    425,662
---------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                              1,501,398
Shares of beneficial interest sold                                                                      179,151
Investments sold                                                                                         49,645
Other                                                                                                     1,862
                                                                                                   ------------
Total assets                                                                                        105,617,139


===============================================================================================================
Liabilities
Payables and other liabilities:
Investments purchased (including $295,239 purchased on
a when-issued basis)--Note 1                                                                          2,192,178
Dividends                                                                                               275,874
Shares of beneficial interest redeemed                                                                  183,358
Trustees' compensation--Note 1                                                                           62,205
Shareholder reports                                                                                      34,283
Distribution and service plan fees                                                                       12,898
Transfer and shareholder servicing agent fees                                                             8,432
Other                                                                                                    22,405
                                                                                                   ------------
Total liabilities                                                                                     2,791,633


===============================================================================================================
Net Assets                                                                                         $102,825,506
                                                                                                   ============


===============================================================================================================
Composition of Net Assets
Paid-in capital                                                                                    $102,421,235
---------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                   (63,368)
---------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                             (1,552,672)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                    2,020,311
                                                                                                   ------------
Net assets                                                                                         $102,825,506
                                                                                                   ============


===============================================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $72,793,663 and 6,027,762
shares of beneficial interest outstanding)                                                               $12.08
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)          $12.68

---------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,206,090 and
2,004,804 shares of beneficial interest outstanding)                                                     $12.07

---------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,825,753 and
482,748 shares of beneficial interest outstanding)                                                       $12.07

See accompanying Notes to Financial Statements.


                   14 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended July 31, 1999
--------------------------------------------------------------------------------




===================================================================================
Investment Income
Interest                                                               $  6,014,554


===================================================================================
Expenses
Management fees--Note 4                                                     609,168
-----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                     103,736
Class B                                                                     238,384
Class C                                                                      58,651
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                        79,115
-----------------------------------------------------------------------------------
Shareholder reports                                                          49,045
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                  24,145
-----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                  23,819
-----------------------------------------------------------------------------------
Trustees' compensation--Note 1                                               16,423
-----------------------------------------------------------------------------------
Other                                                                        12,259
                                                                       ------------
Total expenses                                                            1,214,745
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4            (60,161)
Less expenses paid indirectly--Note 1                                       (16,547)
                                                                       ------------
Net expenses                                                              1,138,037


===================================================================================
Net Investment Income                                                     4,876,517


===================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                (140,867)
Closing of futures contracts                                                 34,169
                                                                        -----------
Net realized loss                                                          (106,698)

-----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments     (3,152,830)
                                                                        -----------
Net realized and unrealized loss                                         (3,259,528)


===================================================================================
Net Increase in Net Assets Resulting from Operations                    $ 1,616,989
                                                                        ===========

See accompanying Notes to Financial Statements.


                   15 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               Year Ended July 31,
                                                                               1999               1998
=============================================================================================================
Operations
Net investment income                                                          $  4,876,517       $ 4,370,631
-------------------------------------------------------------------------------------------------------------
Net realized loss                                                                  (106,698)         (130,703)
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                            (3,152,830)          172,958
                                                                               ------------       -----------
Net increase in net assets resulting from operations                              1,616,989         4,412,886


=============================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                                          (3,432,062)       (3,520,410)
Class B                                                                            (957,717)         (906,174)
Class C                                                                            (235,856)         (174,394)


=============================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                           6,194,843           571,952
Class B                                                                           2,794,536         2,831,354
Class C                                                                             803,073         2,596,680


=============================================================================================================
Net Assets
Total increase                                                                    6,783,806         5,811,894
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                              96,041,700        90,229,806
                                                                               ------------       -----------
End of period (including overdistributed net investment income of
$63,368 and $314,250, respectively)                                            $102,825,506       $96,041,700
                                                                               ============       ===========


See accompanying Notes to Financial Statements.


                   16 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                       Class A
                                                       ---------------------------------------------------------------------
                                                                                                           Year Ended
                                                       Year Ended July 31,                                 December 31,
                                                       1999         1998         1997         1996(1)      1995         1994
==============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $12.42       $12.45       $12.01       $12.36       $11.19       $12.85
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .63          .61          .70          .40          .68          .67
Net realized and unrealized gain (loss)                  (.37)          --          .43         (.35)        1.18        (1.64)
                                                       ------       ------       ------       ------       ------       ------
Total income (loss) from investment operations            .26          .61         1.13          .05         1.86         (.97)

-------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.60)        (.64)        (.69)        (.40)        (.67)        (.69)
Dividends in excess of net investment income               --           --           --           --         (.02)          --
                                                       ------       ------       ------       ------       ------       ------
Total dividends and distributions to shareholders        (.60)        (.64)        (.69)        (.40)        (.69)        (.69)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $12.08       $12.42       $12.45       $12.01       $12.36       $11.19
                                                       ======       ======       ======       ======       ======       ======

==============================================================================================================================
Total Return, at Net Asset Value(2)                      2.01%        4.99%        9.68%        0.44%       16.94%       (7.68)%

==============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)              $72,794      $68,720      $68,280      $64,391      $66,483      $60,857
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $71,835      $69,202      $65,710      $64,997      $64,901      $62,786
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                    5.03%        4.82%        5.79%        5.71%        5.68%        5.65%
Expenses, before voluntary assumption
and indirect expenses                                    0.95%        1.00%(4)     0.93%(4)     1.03%(4)     1.02%(4)     0.98%
Expenses, after voluntary assumption
and indirect expenses                                    0.90%        0.93%        0.90%         N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                 37%          35%          22%           6%          31%          37%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year-end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999 were $49,128,594 and $37,213,116, respectively.


                   17 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                                       Class B
                                                       -----------------------------------------------------------------------
                                                                                                           Year Ended
                                                       Year Ended July 31,                                 December 31,
                                                       1999         1998         1997         1996(1)      1995         1994
==============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $12.42       $12.45       $12.01       $12.36       $11.19       $12.84
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .53          .52          .61          .35          .59          .59
Net realized and unrealized gain (loss)                  (.38)          --          .42         (.35)        1.17        (1.65)
                                                       ------       ------       ------       ------       ------       ------
Total income (loss) from investment operations            .15          .52         1.03           --         1.76        (1.06)

------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.50)        (.55)        (.59)        (.35)        (.57)        (.59)
Dividends in excess of net investment income               --           --           --           --         (.02)          --
                                                       ------       ------       ------       ------       ------       ------
Total dividends and distributions to shareholders        (.50)        (.55)        (.59)        (.35)        (.59)        (.59)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $12.07       $12.42       $12.45       $12.01       $12.36       $11.19
                                                       ======       ======       ======       ======       ======       ======


==============================================================================================================================
Total Return, at Net Asset Value(2)                      1.16%        4.20%        8.86%       (0.01)%      16.06%       (8.32)%


==============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)              $24,206      $22,124      $19,339      $16,005      $14,466       $9,484
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $23,845      $20,969      $17,243      $15,085      $12,183       $7,329
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                    4.26%        4.10%        5.02%        4.94%        4.89%        4.88%
Expenses, before voluntary assumption
and indirect expenses                                    1.80%        1.75%(4)     1.78%(4)     1.89%(4)     1.89%(4)     1.85%
Expenses, after voluntary assumption
and indirect expenses                                    1.65%        1.68%        1.65%        1.79%        1.78%        1.75%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                 37%          35%          22%           6%          31%          37%

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year-end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999 were $49,128,594 and $37,213,116, respectively.


                   18 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Class C
                                                    ----------------------------------------------------------------------
                                                                                                              Period Ended
                                                    Year Ended July 31,                                       December 31,
                                                    1999           1998          1997           1996(1)       1995(6)
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                $12.41         $12.44        $12.00         $12.36              $11.91
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .53            .51           .60            .34                 .21
Net realized and unrealized gain (loss)               (.37)            --           .43           (.36)                .45
                                                    ------         ------        ------           ----              ------
Total income (loss) from investment operations         .16            .51          1.03           (.02)                .66

--------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (.50)          (.54)         (.59)          (.34)               (.21)
Dividends in excess of net investment income            --             --            --             --                  --
                                                    ------         ------        ------           ----              ------
Total dividends and distributions to shareholders     (.50)          (.54)         (.59)          (.34)               (.21)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $12.07         $12.41        $12.44         $12.00              $12.36
                                                    ======         ======        ======         ======              ======


==========================================================================================================================
Total Return, at Net Asset Value(2)                   1.25%          4.20%         8.84%         (0.15)%              5.55%


==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $5,826         $5,198        $2,611           $482                $264
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $5,867         $4,063        $1,390           $296                $ 51
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                 4.26%          4.28%         4.99%          4.83%               4.40%
Expenses, before voluntary assumption
and indirect expenses                                 1.80%          1.76%(4)      1.79%(4)       1.97%(4)            2.07%(4)
Expenses, after voluntary assumption
and indirect expenses                                 1.65%          1.67%         1.66%          1.87%               1.96%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                              37%            35%           22%             6%                 31%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year-end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999 were $49,128,594 and $37,213,116, respectively.
6. For the period from August 29, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.


                   19 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies
Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and Pennsylvania personal income taxes as is available from municipal securities, consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $295,239.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                   20 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 1999, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $1,552,000, which expires between 2002 and 2007.

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1999, a credit of $2,451 was made for the Fund's projected benefit obligations and payments of $1,928 were made to retired trustees, resulting in an accumulated liability of $60,934 as of July 31, 1999.
               The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                   21 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------



================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:



                                                           Year Ended July 31, 1999              Year Ended July 31, 1998
                                                           ---------------------------           --------------------------
                                                           Shares         Amount                 Shares         Amount
---------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                                       1,238,583      $ 15,411,150            712,372      $  8,887,636
Dividends and/or distributions reinvested                    175,431         2,182,442            173,087         2,155,632
Redeemed                                                    (918,356)      (11,398,749)          (839,031)      (10,471,316)
                                                           ---------      ------------           --------      ------------
Net increase                                                 495,658      $  6,194,843             46,428      $    571,952
                                                           =========      ============           ========      ============

---------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                                         568,446      $  7,057,504            429,660      $  5,358,387
Dividends and/or distributions reinvested                     44,913           558,600             41,275           513,990
Redeemed                                                    (389,892)       (4,821,568)          (243,523)       (3,041,023)
                                                           ---------      ------------           --------      ------------
Net increase                                                 223,467      $  2,794,536            227,412      $  2,831,354
                                                           =========      ============           ========      ============

---------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                                         196,171      $  2,436,879            231,025      $  2,873,024
Dividends and/or distributions reinvested                     14,078           175,032              9,616           119,808
Redeemed                                                    (146,208)       (1,808,838)           (31,816)         (396,152)
                                                           ---------      ------------           --------      ------------
Net increase                                                  64,041      $    803,073            208,825      $  2,596,680
                                                           =========      ============           ========      ============


================================================================================
3. Unrealized Gains and Losses on Securities
As of July 31, 1999, net unrealized appreciation on securities of $2,020,311 was composed of gross appreciation of $3,261,417, and gross depreciation of $1,241,106.

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.57% of average annual net assets. The Fund's management fee for the year ended July 31, 1999, was 0.60% of the average annual net assets for each class of shares, before the voluntary waiver by the Manager.

--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.


                   22 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate             Class A               Commissions           Commissions            Commissions
                        Front-End             Front-End             On Class A            On Class B             On Class C
                        Sales Charges         Sales Charges         Shares                Shares                 Shares
                        On Class A            Retained by           Advanced by           Advanced by            Advanced by
Year Ended              Shares                Distributor           Distributor(1)        Distributor(1)         Distributor(1)
-------------------------------------------------------------------------------------------------------------------------------
July 31, 1999           $242,377              $53,861               $25,160               $259,090                      $20,197

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                              Class A                      Class B                       Class C
                                              Contingent Deferred          Contingent Deferred           Contingent Deferred
                                              Sales Charges                Sales Charges                 Sales Charges
Year Ended                                    Retained by Distributor      Retained by Distributor       Retained by Distributor
--------------------------------------------------------------------------------------------------------------------------------
July 31, 1999                                 $6,887                       $45,995                                        $1,132

               The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.15% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended July 31, 1999, payments under the Class A Plan totaled $103,736, all of which was paid by the Distributor to recipients. That included $5,937 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at 0.25%(voluntarily reduced to 0.15% by the Fund's Board), whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
               The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
               The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.


                   23 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates (continued) Distribution fees paid to the Distributor for the year ended July 31, 1999 were as follows:

                                                                                                            Distributor's
                                                                              Distributor's Aggregate       Unreimbursed
                           Total Payments          Amount Retained            Unreimbursed                  Expenses as % of
Class                      Under Plan              By Distributor             Expenses Under Plan           Net Assets of Class
-------------------------------------------------------------------------------------------------------------------------------
Class B Plan               $238,384                $186,250                   $744,166                                     3.07%
-------------------------------------------------------------------------------------------------------------------------------
Class C Plan               $ 58,651                $ 32,072                   $ 64,791                                     1.11%


================================================================================
5. Futures Contracts
The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
               Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
               Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
               Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
6. Illiquid or Restricted Securities
As of July 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities and no more than 10% of its net assets in restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of July 31, 1999, was $4,688,193, which represents 4.56% of the Fund's net assets.

================================================================================
7. Bank Borrowings
The Fund may borrow up to 10% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.07% per annum. The commitment fee allocated to the Fund for the year ended July 31, 1999 was $2,181.
               The Fund had no borrowings outstanding at July 31, 1999. For the year ended July 31, 1999, the average monthly loan balance was $121,000 at an average interest rate of 5.65%. The interest expense for the year ended July 31, 1999, was $6,930.


                   24 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Independent Auditor's Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of Oppenheimer Pennsylvania Municipal
Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Pennsylvania Municipal Fund as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Pennsylvania Municipal Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995, in conformity with generally accepted accounting principles.


KPMG LLP

Denver, Colorado
August 20, 1999


                   25 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
               None of the dividends paid by the Fund during the fiscal year ended July 31, 1999, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
               The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                   26 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Shareholder Meeting  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
On June 18, 1999, a shareholder meeting was held at which the following items and proposals were approved, as described in the Trust's proxy statement for that meeting. The following is a report of the votes cast:


                                                                            Withheld/            Broker
Nominee/Proposal                   For                  Against             Abstain              Non-Votes        Total
---------------------------------------------------------------------------------------------------------------------------
Robert G. Galli                    4,114,472                                34,208                                4,148,680
Leon Levy                          4,111,435                                37,245                                4,148,680
Benjamin Lipstein                  4,106,125                                42,555                                4,148,680
Bridget A. Macaskill               4,106,498                                42,182                                4,148,680
Elizabeth B. Moynihan              4,112,770                                35,910                                4,148,680
Kenneth A. Randall                 4,109,571                                39,109                                4,148,680
Edward V. Regan                    4,114,843                                33,837                                4,148,680
Russell S. Reynolds, Jr.           4,112,770                                35,910                                4,148,680
Donald W. Spiro                    4,088,771                                59,909                                4,148,680
Pauline Trigere                    4,114,318                                34,362                                4,148,680
Clayton K. Yeutter                 4,115,252                                33,428                                4,148,680
---------------------------------------------------------------------------------------------------------------------------
Proposal No. 1
Ratification of the selection of KPMG LLP as independent auditors of the Fund for the fiscal year beginning August 1, 1998.
                                   4,029,509             32,707             86,464                      --        4,148,680
---------------------------------------------------------------------------------------------------------------------------
Proposal No. 2a
Approval to eliminate the Fund's fundamental policy on purchasing securities on margin.
                                   3,050,285            193,269            197,253                 707,873        4,148,680
---------------------------------------------------------------------------------------------------------------------------
Proposal No. 2b
Approval to eliminate the Fund's fundamental policy on selling securities short.
                                   3,013,554            219,069            208,184                 707,873        4,148,680
---------------------------------------------------------------------------------------------------------------------------
Proposal No. 2c
Approval to eliminate the Fund's fundamental policy on investing in other investment companies.
                                   3,033,071            215,136            192,600                 707,873        4,148,680
---------------------------------------------------------------------------------------------------------------------------
Proposal No. 2d
Approval to eliminate the Fund's fundamental policy on purchasing securities of issuers in which officers or trustees have an interest.
                                   2,997,041            267,303            176,463                 707,873        4,148,680
---------------------------------------------------------------------------------------------------------------------------
Proposal No. 2e
Approval to eliminate the Fund's fundamental policy on restricted securities.
                                   3,060,683            179,495            200,629                 707,873        4,148,680
---------------------------------------------------------------------------------------------------------------------------
Proposal No. 2f
Approval to eliminate the Fund's fundamental policy on the types of securities it may purchase.
                                   2,819,683            393,835            227,289                 707,873        4,148,680
---------------------------------------------------------------------------------------------------------------------------
Proposal No. 2g
Approval to eliminate the Fund's fundamental policy on futures contracts.
                                   2,855,779            346,081            238,947                 707,873        4,148,680
---------------------------------------------------------------------------------------------------------------------------
Proposal No. 2h
Approval to eliminate the Fund's fundamental policy on pledging of assets.
                                   2,840,698            369,483            230,626                 707,873        4,148,680
---------------------------------------------------------------------------------------------------------------------------
Proposal No. 3a
Approval to amend the Fund's fundamental policy on borrowing.
                                   3,059,065            245,544            136,198                 707,873        4,148,680
---------------------------------------------------------------------------------------------------------------------------
Proposal No. 3b
Approval to amend the Fund's fundamental policy on underwriting securities.
                                   3,001,037            239,640            200,130                 707,873        4,148,680
---------------------------------------------------------------------------------------------------------------------------
Proposal No. 3c
Approval to amend the Fund's fundamental policy on lending.
                                   2,988,713            202,338            249,756                 707,873        4,148,680


                   27 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
Oppenheimer Pennsylvania Municipal Fund
--------------------------------------------------------------------------------

A Series of Oppenheimer Multi-State Municipal Trust


================================================================================
Officers and Trustees      Leon Levy, Chairman of the Board of Trustees
                           Donald W. Spiro, Vice Chairman of the Board of Trustees
                           Bridget A. Macaskill, Trustee and President
                           Robert G. Galli, Trustee
                           Phillip A. Griffiths, Trustee
                           Benjamin Lipstein, Trustee
                           Elizabeth B. Moynihan, Trustee
                           Kenneth A. Randall, Trustee
                           Edward V. Regan, Trustee
                           Russell S. Reynolds, Jr., Trustee
                           Pauline Trigere, Trustee
                           Clayton K. Yeutter, Trustee
                           Ronald H. Fielding, Vice President
                           Anthony A. Tanner, Vice President
                           Andrew J. Donohue, Secretary
                           Brian W. Wixted, Treasurer
                           Robert G. Zack, Assistant Secretary
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer


================================================================================
Investment Advisor         OppenheimerFunds, Inc.


================================================================================
Distributor                OppenheimerFunds Distributor, Inc.


================================================================================
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent


================================================================================
Custodian of               Citibank, N.A.
Portfolio Securities


================================================================================
Independent Auditors       KPMG LLP


================================================================================
Legal Counsel              Mayer, Brown & Platt


                           This is a copy of a report to shareholders of Oppenheimer Pennsylvania Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Pennsylvania Municipal Fund. For material information concerning the Fund, see the Prospectus.
                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                   28 Oppenheimer Pennsylvania Municipal Fund

Municipal Bonds - The Community Investment

When you invest in municipal securities through a mutual fund, your dollars are being put to work primarily in your state's communities --buildings and school systems, homes for the elderly and fire districts. To encourage and reward private investor support of these municipal activities, the interest paid on them is often exempt from federal and state personal income taxes. In Pennsylvania, the interest is also free from Philadelphia school district income taxes and Pittsburgh local income taxes.
     Many investors consider this the primary advantage of a municipal bond fund like the Oppenheimer Pennsylvania Municipal Fund. But it should also be acknowledged that municipal bonds provide financing for much of the infrastructure of the communities in which we live.
     During the past year, your investment in the Fund helped provide financing for a wide variety of worthwhile projects in Pennsylvania. Private colleges, primary schools for special education, waste water treatment facilities and mortgages for first-time home buyers are just a few of the programs that benefit from your investment.
     When you review the enclosed listing of the Fund's portfolio of issues, you're likely to find many projects that help to improve the standard of living in your community. It's one of the -- admittedly few -- advantages of the current tax code: the ability to earn tax-free income and be supportive of the great state of Pennsylvania.(1)

1. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the alternative minimum tax, a portion of the Fund's distributions may increase that tax. Return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


Information and Services

     As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website -- we're here to help.

Internet: www.oppenheimerfunds.com
     24-hr access to account information and transactions

General Information: 1-800-525-7048
     Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET

Telephone Transactions: 1-800-852-8457
     Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET

Phone Link: 1-800-533-3310
     24-hr automated information and automated transactions

Telecommunications Device for the Deaf (TDD): 1-800-843-4461
     Mon-Fri 8:30am-6pm ET

OppenheimerFunds Information Hotline: 1-800-835-3104
     24 hours a day, timely and insightful messages on the economy and issues that affect your investments

Transfer and Shareholder Servicing Agent
     OppenheimerFunds Services,
     P.O. Box 5270, Denver, CO 80217-5270

[BACK COVER]

[LOGO: Oppenheimer Pennsylvania Municipal Fund]
Oppenheimer
Pennsylvania
Municipal Fund

OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Investment Advisor
OppenheimerFunds, Inc.
350 Linden Oaks
Rochester, New York 14625-2807
716-383-1300

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, NY 10048-0203

Independent Auditors
KPMG LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202-3499

Custodian
Citibank, N.A.
New York, NY

Transfer and Shareholder
Services Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, CO 80217-5270
800-552-1129

Inv.Code #: RA0740.001.0799
September 29, 1999


This Annual Report is for the information of shareholders of Oppenheimer Pennsylvania Municipal Fund. It must be preceded or accompanied by a current prospectus for the Fund.
     Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

     Call our Toll-Free Customer Service today at 1-800-525-7048 for more information on how to take advantage of your financial relationship with the OppenheimerFunds Family.

================================================================================

[LOGO: OppenheimerFunds(R)]                                         Bulk Rate
OppenheimerFunds Distributor, Inc.                                  US Postage
Rochester Division                                                     PAID
350 Linden Oaks                                                    Rochester, NY
Rochester, NY  14625-2807                                         Permit No. 491